Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL AS OF JANUARY 31, 2019

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of January 31, 2019, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,125,304 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 19 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$622,070,299
Aggregate Outstanding Principal Balance – Treasury Bill	$80,772,491
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.98%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$541,296,764
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.02%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$1,044
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	0.00%
Number of Borrowers	19,274
Average Outstanding Principal Balance Per Borrower	$32,275
Number of Loans	34,108
Average Outstanding Principal Balance Per Loan – Treasury Bill	$29,630
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$17,249
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$1,044
Weighted Average Remaining Term to Scheduled Maturity	172 months
Weighted Average Annual Interest Rate	6.02%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$25,014	*
3.01% to 3.50%	2,219	29,795,655	4.8%
3.51% to 4.00%	2,428	45,083,646	7.2
4.01% to 4.50%	6,498	82,267,084	13.2
4.51% to 5.00%	7,176	104,010,970	16.7
5.01% to 5.50%	1,759	27,840,462	4.5
5.51% to 6.00%	1,812	32,099,343	5.2
6.01% to 6.50%	2,706	51,280,284	8.2
6.51% to 7.00%	2,709	57,634,250	9.3
7.01% to 7.50%	1,135	26,462,398	4.3
7.51% to 8.00%	2,375	60,718,498	9.8
8.01% to 8.50%	2,511	69,946,948	11.2
Equal to or greater than 8.51%	779	34,905,749	5.6

Total	34,108	$622,070,299	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the preliminary remarketing memorandum.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,965	$8,435,021	1.4%
$5,000.00-$ 9,999.99	3,227	23,581,038	3.8
$10,000.00-$14,999.99	1,952	24,335,231	3.9
$15,000.00-$19,999.99	1,821	31,665,651	5.1
$20,000.00-$24,999.99	1,497	33,470,569	5.4
$25,000.00-$29,999.99	1,207	33,116,455	5.3
$30,000.00-$34,999.99	977	31,752,499	5.1
$35,000.00-$39,999.99	803	30,046,324	4.8
$40,000.00-$44,999.99	618	26,235,719	4.2
$45,000.00-$49,999.99	562	26,595,772	4.3
$50,000.00-$54,999.99	501	26,321,719	4.2
$55,000.00-$59,999.99	385	22,100,372	3.6
$60,000.00-$64,999.99	361	22,488,602	3.6
$65,000.00-$69,999.99	259	17,453,092	2.8
$70,000.00-$74,999.99	252	18,278,241	2.9
$75,000.00-$79,999.99	201	15,545,846	2.5
$80,000.00-$84,999.99	172	14,202,405	2.3
$85,000.00-$89,999.99	151	13,203,134	2.1
$90,000.00-$94,999.99	129	11,920,366	1.9
$95,000.00-$99,999.99	133	12,966,689	2.1
$100,000.00 and above	1,101	178,355,553	28.7

Total	19,274	$622,070,299	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	32,765	$585,744,663	94.2%
31-60 days	505	14,539,386	2.3
61-90 days	229	6,439,163	1.0
91-120 days	115	3,205,267	0.5
121-150 days	94	2,653,284	0.4
151-180 days	86	2,126,317	0.3
181-210 days	81	1,520,040	0.2
Greater than 210 days	233	5,842,180	0.9

Total	34,108	$622,070,299	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	122	$41,423	*
4 to 12	542	546,362	0.1%
13 to 24	1,100	2,621,915	0.4
25 to 36	1,236	4,722,166	0.8
37 to 48	4,169	15,208,014	2.4
49 to 60	2,283	12,458,547	2.0
61 to 72	1,642	11,483,182	1.8
73 to 84	1,470	13,388,365	2.2
85 to 96	1,340	14,740,779	2.4
97 to 108	2,950	31,883,353	5.1
109 to 120	1,928	28,177,101	4.5
121 to 132	2,378	46,596,833	7.5
133 to 144	1,827	43,818,638	7.0
145 to 156	1,332	34,222,236	5.5
157 to 168	3,032	72,271,076	11.6
169 to 180	1,591	46,367,160	7.5
181 to 192	969	31,443,560	5.1
193 to 204	915	34,004,005	5.5
205 to 216	692	27,641,324	4.4
217 to 228	647	28,305,831	4.6
229 to 240	503	24,819,225	4.0
241 to 252	279	12,718,092	2.0
253 to 264	254	13,495,970	2.2
265 to 276	182	10,613,529	1.7
277 to 288	128	7,412,372	1.2
289 to 300	191	15,179,420	2.4
301 to 312	230	21,363,825	3.4
313 to 324	43	3,094,961	0.5
325 to 336	42	4,458,458	0.7
337 to 348	34	2,757,435	0.4
349 to 360	35	4,005,655	0.6
361 and above	22	2,209,490	0.4

Total	34,108	$622,070,299	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,006	$24,005,348	3.9%
Forbearance	1,713	49,175,825	7.9
Repayment
First year in repayment	266	13,916,615	2.2
Second year in repayment	275	13,419,230	2.2
Third year in repayment	352	19,442,312	3.1
More than 3 years in repayment	30,496	502,110,970	80.7

Total	34,108	$622,070,299	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 128.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.6	-	199.5
Forbearance	-	4.2	196.7
Repayment	-	-	167.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $24,005,348 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $17,749,928 or approximately 73.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	279	$5,514,896	0.9%
Alaska	46	707,190	0.1
Arizona	1,027	18,534,655	3.0
Arkansas	182	2,981,124	0.5
California	3,136	59,823,979	9.6
Colorado	549	9,395,106	1.5
Connecticut	543	7,466,904	1.2
Delaware	93	1,387,115	0.2
District of Columbia	147	2,836,345	0.5
Florida	2,803	72,458,407	11.6
Georgia	1,153	25,307,572	4.1
Hawaii	118	2,972,180	0.5
Idaho	119	2,377,310	0.4
Illinois	1,319	21,773,734	3.5
Indiana	2,129	36,014,984	5.8
Iowa	147	1,957,281	0.3
Kansas	531	6,914,165	1.1
Kentucky	386	6,732,616	1.1
Louisiana	1,252	20,675,814	3.3
Maine	133	3,175,116	0.5
Maryland	1,028	20,989,629	3.4
Massachusetts	1,189	18,168,688	2.9
Michigan	631	12,385,724	2.0
Minnesota	358	5,736,961	0.9
Mississippi	279	5,772,773	0.9
Missouri	639	10,406,378	1.7
Montana	46	1,014,773	0.2
Nebraska	61	933,048	0.1
Nevada	175	3,982,749	0.6
New Hampshire	292	4,334,416	0.7
New Jersey	891	15,550,867	2.5
New Mexico	122	2,658,480	0.4
New York	2,621	42,968,698	6.9
North Carolina	850	16,488,286	2.7
North Dakota	13	327,918	0.1
Ohio	208	3,871,615	0.6
Oklahoma	430	6,530,374	1.0
Oregon	422	7,793,362	1.3
Pennsylvania	1,240	20,152,956	3.2
Rhode Island	94	1,158,923	0.2
South Carolina	385	7,865,041	1.3
South Dakota	29	382,943	0.1
Tennessee	462	8,993,016	1.4
Texas	2,691	47,647,662	7.7
Utah	94	2,486,888	0.4
Vermont	60	1,009,170	0.2
Virginia	1,041	17,591,133	2.8
Washington	903	13,503,337	2.2
West Virginia	165	2,809,204	0.5
Wisconsin	308	4,301,547	0.7
Wyoming	24	351,535	0.1
Other	265	4,895,713	0.8

Total	34,108	$622,070,299	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	17,930	$258,019,824	41.5%
Other Repayment Options(1)	12,536	231,314,759	37.2
Income-driven Repayment(2)	3,642	132,735,716	21.3

Total	34,108	$622,070,299	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 344 loans with an aggregate outstanding principal balance of $10,827,274 currently in an interest-only period.  These interest-only loans represent approximately 1.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	16,831	$263,865,464	42.4%
Unsubsidized	17,277	358,204,836	57.6

Total	34,108	$622,070,299	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	103	$3,620,552	0.6%
October 1, 1993 through June 30, 2006	34,005	618,449,747	99.4
July 1, 2006 and later	0	0	0.0

Total	34,108	$622,070,299	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	844	$11,555,573	1.9%
College Assist	8	519,411	0.1
Educational Credit Management Corporation	1,007	18,780,241	3.0
Great Lakes Higher Education Corporation	259	7,373,286	1.2
Illinois Student Assistance Comm	899	13,934,454	2.2
Kentucky Higher Educ. Asst. Auth.	224	2,977,873	0.5
Louisiana Office Of Student Financial Asst	247	3,307,527	0.5
Michigan Guaranty Agency	286	4,850,536	0.8
New Jersey Higher Ed Student Assistance Authority	944	14,749,812	2.4
New York State Higher Ed Services Corp	3,085	46,310,081	7.4
Northwest Education Loan Association	1,796	25,938,419	4.2
Oklahoma Guaranteed Stud Loan Prog	387	5,516,710	0.9
Pennsylvania Higher Education Assistance Agency	1,811	26,853,064	4.3
Texas Guaranteed Student Loan Corp	1,180	22,364,295	3.6
United Student Aid Funds, Inc.	21,131	417,039,016	67.0

Total	34,108	$622,070,299	100.0%

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, LLC and Student Assistance Corporation.  Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, LLC.  Navient Solutions, LLC and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USA Funds, Inc. became a member of Great Lakes Higher Education Corporation, effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”).  Pursuant to the Federal Reinsurance Agreements, USAF serves as a “guaranty agency” as defined in Section 435(j) of the Act.  The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans.  The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders.  The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).  The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund.  The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010.  As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2016, USA Funds held net assets on behalf of the Federal Reserve Fund of approximately $143 million.  Through September 30, 2016, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $46.6 billion.  Also, as of September 30, 2016, USA Funds had operating fund assets totaling over $1.1 billion, which includes the $143 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding.  Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	0.354%	0.277%	0.251%	0.308%	0.350%

For the past five federal fiscal years, USA Funds; claims rate has not exceeded 5% and, as a result, the highest allowable reinsurance has been paid on all USA Funds’ claims.  The actual claims rates are as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	4.74%	4.73%	4.71%	0.60%	0.67%

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.  However, no new funding has been recommended for the NYHELPs loan program after March 31, 2012 due to its continued underutilization.  As a result, no new NYHELPs loans will be made while the program is evaluated to determine how it can best serve New York State students and families.

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2014, HESC had total FFELP assets of approximately $149 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $16.5 billion in original principal amount of loans outstanding.

Guarantee Volume.  HESC guaranteed the following amounts for the last five federal fiscal years ended September 30 (excluding consolidation loans):

	Loans Guaranteed ($ Millions)
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	$799	$0	$0	$0	$0

Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	0.33%	0.28%	0.28%	0.25%	0.29%

Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	23.46%	26.68%	27.26%	25.56%	22.74%

Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	1.86%	2.17%	1.59%	1.51%	1.52%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.